SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     _____________________________________




                                    FORM 8-K

                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934
                     ______________________________________




                                 January 21, 2004
             Date of report (Date of earliest event reported)




                            US 1 INDUSTRIES, INC.
              (Exact name of registrant as specified in its charter)

  	  Indiana				001-08129			95-3585609
(State of Incorporation)    (Commission file number)    (IRS Employer
                                                      Identification No.)




                             1000 Colfax Street

                             Gary, Indiana 46406

     (Address of principal executive offices including zip code)


                             (219) 944-6116

        (Registrant's telephone number, including area code)










Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Financial Statements of Business Acquired.

	Not applicable.

	(b)	Pro Forma Financial Statements.

	Not applicable.

	(c)	Exhibits.

	99.1	Press Release of US 1 Industries, Inc. issued January 21, 2004.


Item 12.	  Results of Operations and Financial Condition.

	On January 21, 2004, US 1 Industries, Inc. issued a press release commenting on its expected fourth quarter results. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

	The information set forth under this Item 12, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.






























                                 SIGNATURES

	Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        US 1 Industries, Inc.


                                        By:	/s/ Michael E. Kibler
                                        ______________________________________
                                        President and Chief Executive Officer

Dated:  January 21, 2004